						Deal Summary Report					CSMC06-3G2bbg

				Assumptions							Collateral
Settlement	31-Mar-06	Prepay		300 PSA					Balance	WAC	WAM	Age	orig io
1st Pay Date	25-Apr-06	Default		0 CDR					$121,093,750.00	6.21	357	3	0
		Recovery	0	months					$40,364,583.33	6.21	357	3	120
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
2P1	31,435,000.00	5.75	04/06 - 11/13	3.99		0	0	Interp			150.63	0	1-Mar-06	FIX
2P2	15,499,000.00	5.75	11/13 - 09/23	10.99		0	0	Interp			74.27	0	1-Mar-06	FIX
2P3	1,786,000.00	5.75	09/23 - 12/35	20.89		0	0	Interp			8.56	0	1-Mar-06	FIX
2P4	27,181,000.00	5.75	04/06 - 10/12	3.5		0	0	Interp			130.24	0	1-Mar-06	FIX
2P5	19,282,000.00	5.75	10/12 - 10/22	9.99		0	0	Interp			92.39	0	1-Mar-06	FIX
2P6	2,257,000.00	5.75	10/22 - 12/35	20.07		0	0	Interp			10.81	0	1-Mar-06	FIX
2C1	28,780,000.00	5.75	~04/06 - 12/35	2.98		0	0	Interp			137.9	0	1-Mar-06	FIX
2A1	14,369,000.00	5.75	04/06 - 12/08	1.64		0	0	Interp			68.85	0	1-Mar-06	FIX
2A2	3,444,000.00	5.75	12/08 - 07/09	2.99		0	0	Interp			16.5	0	1-Mar-06	FIX
2A3	6,522,000.00	5.75	07/09 - 01/11	3.97		0	0	Interp			31.25	0	1-Mar-06	FIX
2A4	4,445,000.00	5.75	~01/11 - 12/35	5.83		0	0	Interp			21.3	0	1-Mar-06	FIX
2B1	6,458,333.33	5.75	04/06 - 12/35	10.56	7.39	5.912	135	Interp	98-29.25	4744.15	30.95	6.419	1-Mar-06	FIX

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 1YR 2YR 3YR 5YR 10YR 30YR
Yld 4.686 4.702 4.673 4.586 4.565 4.531 5.100 5.100 5.089 5.090 5.100 5.122

CSMC06-3G2bbg - Dec - 2P1

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	98	93	93	93	93
25-Mar-08	95	80	80	80	80
25-Mar-09	93	64	64	64	59
25-Mar-10	90	48	48	44	21
25-Mar-11	87	34	34	17	0
25-Mar-12	84	20	20	0	0
25-Mar-13	81	8	8	0	0
25-Mar-14	78	0	0	0	0
25-Mar-15	74	0	0	0	0
25-Mar-16	70	0	0	0	0
25-Mar-17	64	0	0	0	0
25-Mar-18	58	0	0	0	0
25-Mar-19	51	0	0	0	0
25-Mar-20	44	0	0	0	0
25-Mar-21	37	0	0	0	0
25-Mar-22	29	0	0	0	0
25-Mar-23	21	0	0	0	0
25-Mar-24	12	0	0	0	0
25-Mar-25	2	0	0	0	0
25-Mar-26	0	0	0	0	0

WAL	12.22	3.99	3.99	3.51	3.05
Principal Window	Apr06-Jul25	Apr06-Nov13	Apr06-Nov13	Apr06-Feb12	Apr06-Jan11

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision

may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-3G2bbg - Dec - 2P2

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	100	100	100	100	100
25-Mar-08	100	100	100	100	100
25-Mar-09	100	100	100	100	100
25-Mar-10	100	100	100	100	100
25-Mar-11	100	100	100	100	89
25-Mar-12	100	100	100	95	54
25-Mar-13	100	100	100	66	31
25-Mar-14	100	92	92	45	16
25-Mar-15	100	72	72	30	7
25-Mar-16	100	55	55	20	1
25-Mar-17	100	42	42	12	0
25-Mar-18	100	31	31	5	0
25-Mar-19	100	22	22	1	0
25-Mar-20	100	15	15	0	0
25-Mar-21	100	10	10	0	0
25-Mar-22	100	5	5	0	0
25-Mar-23	100	1	1	0	0
25-Mar-24	100	0	0	0	0
25-Mar-25	100	0	0	0	0
25-Mar-26	85	0	0	0	0
25-Mar-27	63	0	0	0	0
25-Mar-28	40	0	0	0	0
25-Mar-29	15	0	0	0	0
25-Mar-30	0	0	0	0	0

WAL	21.54	10.99	10.99	8.26	6.52
Principal Window	Jul25-Nov29	Nov13-Sep23	Nov13-Sep23	Feb12-Jul19	Jan11-Jun16

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision

may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-3G2bbg - Dec - 2P3

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	100	100	100	100	100
25-Mar-08	100	100	100	100	100
25-Mar-09	100	100	100	100	100
25-Mar-10	100	100	100	100	100
25-Mar-11	100	100	100	100	100
25-Mar-12	100	100	100	100	100
25-Mar-13	100	100	100	100	100
25-Mar-14	100	100	100	100	100
25-Mar-15	100	100	100	100	100
25-Mar-16	100	100	100	100	100
25-Mar-17	100	100	100	100	75
25-Mar-18	100	100	100	100	51
25-Mar-19	100	100	100	100	35
25-Mar-20	100	100	100	80	23
25-Mar-21	100	100	100	58	16
25-Mar-22	100	100	100	42	11
25-Mar-23	100	100	100	31	7
25-Mar-24	100	87	87	22	5
25-Mar-25	100	67	67	16	3
25-Mar-26	100	51	51	11	2
25-Mar-27	100	39	39	8	1
25-Mar-28	100	29	29	5	1
25-Mar-29	100	21	21	4	1
25-Mar-30	15	15	15	2	*
25-Mar-31	11	11	11	2	*
25-Mar-32	7	7	7	1	*
25-Mar-33	4	4	4	1	*
25-Mar-34	2	2	2	*	*
25-Mar-35	1	1	1	*	*
25-Mar-36	0	0	0	0	0

WAL	24.16	20.89	20.89	16.36	12.83
Principal Window	Nov29-Dec35	Sep23-Dec35	Sep23-Dec35	Jul19-Dec35	Jun16-Dec35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision

may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-3G2bbg - Dec - 2P4

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	97	92	92	92	92
25-Mar-08	95	77	77	77	77
25-Mar-09	92	58	58	58	53
25-Mar-10	89	40	40	36	9
25-Mar-11	85	23	23	4	0
25-Mar-12	82	8	8	0	0
25-Mar-13	78	0	0	0	0
25-Mar-14	74	0	0	0	0
25-Mar-15	70	0	0	0	0
25-Mar-16	65	0	0	0	0
25-Mar-17	58	0	0	0	0
25-Mar-18	51	0	0	0	0
25-Mar-19	44	0	0	0	0
25-Mar-20	36	0	0	0	0
25-Mar-21	27	0	0	0	0
25-Mar-22	18	0	0	0	0
25-Mar-23	8	0	0	0	0
25-Mar-24	0	0	0	0	0

WAL	11.23	3.5	3.5	3.2	2.82
Principal Window	Apr06-Jan24	Apr06-Oct12	Apr06-Oct12	Apr06-Jun11	Apr06-Jul10

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision

may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-3G2bbg - Dec - 2P5

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	100	100	100	100	100
25-Mar-08	100	100	100	100	100
25-Mar-09	100	100	100	100	100
25-Mar-10	100	100	100	100	100
25-Mar-11	100	100	100	100	69
25-Mar-12	100	100	100	74	41
25-Mar-13	100	91	91	51	22
25-Mar-14	100	72	72	34	11
25-Mar-15	100	55	55	22	3
25-Mar-16	100	42	42	13	0
25-Mar-17	100	31	31	7	0
25-Mar-18	100	22	22	2	0
25-Mar-19	100	15	15	0	0
25-Mar-20	100	10	10	0	0
25-Mar-21	100	5	5	0	0
25-Mar-22	100	2	2	0	0
25-Mar-23	100	0	0	0	0
25-Mar-24	97	0	0	0	0
25-Mar-25	82	0	0	0	0
25-Mar-26	66	0	0	0	0
25-Mar-27	48	0	0	0	0
25-Mar-28	30	0	0	0	0
25-Mar-29	10	0	0	0	0
25-Mar-30	0	0	0	0	0

WAL	20.84	9.99	9.99	7.55	6
Principal Window	Jan24-Sep29	Oct12-Oct22	Oct12-Oct22	Jun11-Oct18	Jul10-Nov15

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision

may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-3G2bbg - Dec - 2P6

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	100	100	100	100	100
25-Mar-08	100	100	100	100	100
25-Mar-09	100	100	100	100	100
25-Mar-10	100	100	100	100	100
25-Mar-11	100	100	100	100	100
25-Mar-12	100	100	100	100	100
25-Mar-13	100	100	100	100	100
25-Mar-14	100	100	100	100	100
25-Mar-15	100	100	100	100	100
25-Mar-16	100	100	100	100	87
25-Mar-17	100	100	100	100	59
25-Mar-18	100	100	100	100	40
25-Mar-19	100	100	100	86	27
25-Mar-20	100	100	100	63	18
25-Mar-21	100	100	100	46	12
25-Mar-22	100	100	100	33	8
25-Mar-23	100	89	89	24	6
25-Mar-24	100	69	69	17	4
25-Mar-25	100	53	53	12	2
25-Mar-26	100	41	41	9	2
25-Mar-27	100	31	31	6	1
25-Mar-28	100	23	23	4	1
25-Mar-29	100	17	17	3	*
25-Mar-30	12	12	12	2	*
25-Mar-31	8	8	8	1	*
25-Mar-32	6	6	6	1	*
25-Mar-33	3	3	3	*	*
25-Mar-34	2	2	2	*	*
25-Mar-35	1	1	1	*	*
25-Mar-36	0	0	0	0	0

WAL	24.04	20.07	20.07	15.64	12.23
Principal Window	Sep29-Dec35	Oct22-Dec35	Oct22-Dec35	Oct18-Dec35	Nov15-Dec35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision

may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-3G2bbg - Dec - 2A1

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	100	100	79	68	57
25-Mar-08	100	100	35	4	0
25-Mar-09	100	100	0	0	0
25-Mar-10	100	100	0	0	0
25-Mar-11	100	100	0	0	0
25-Mar-12	100	100	0	0	0
25-Mar-13	100	100	0	0	0
25-Mar-14	100	100	0	0	0
25-Mar-15	100	98	0	0	0
25-Mar-16	100	93	0	0	0
25-Mar-17	100	85	0	0	0
25-Mar-18	100	76	0	0	0
25-Mar-19	100	65	0	0	0
25-Mar-20	100	54	0	0	0
25-Mar-21	100	43	0	0	0
25-Mar-22	100	31	0	0	0
25-Mar-23	100	19	0	0	0
25-Mar-24	100	8	0	0	0
25-Mar-25	100	0	0	0	0
25-Mar-26	100	0	0	0	0
25-Mar-27	100	0	0	0	0
25-Mar-28	100	0	0	0	0
25-Mar-29	100	0	0	0	0
25-Mar-30	99	0	0	0	0
25-Mar-31	69	0	0	0	0
25-Mar-32	38	0	0	0	0
25-Mar-33	4	0	0	0	0
25-Mar-34	0	0	0	0	0

WAL	25.62	14.26	1.64	1.28	1.07
Principal Window	Mar30-May33	May06~Dec24	Apr06-Dec08	Apr06-Apr08	Apr06-Dec07

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision

may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-3G2bbg - Dec - 2A2

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	100	100	100	100	100
25-Mar-08	100	100	100	100	0
25-Mar-09	100	100	43	0	0
25-Mar-10	100	100	0	0	0
25-Mar-11	100	100	0	0	0
25-Mar-12	100	100	0	0	0
25-Mar-13	100	100	0	0	0
25-Mar-14	100	100	0	0	0
25-Mar-15	100	100	0	0	0
25-Mar-16	100	100	0	0	0
25-Mar-17	100	100	0	0	0
25-Mar-18	100	100	0	0	0
25-Mar-19	100	100	0	0	0
25-Mar-20	100	100	0	0	0
25-Mar-21	100	100	0	0	0
25-Mar-22	100	100	0	0	0
25-Mar-23	100	100	0	0	0
25-Mar-24	100	100	0	0	0
25-Mar-25	100	85	0	0	0
25-Mar-26	100	39	0	0	0
25-Mar-27	100	0	0	0	0
25-Mar-28	100	0	0	0	0
25-Mar-29	100	0	0	0	0
25-Mar-30	100	0	0	0	0
25-Mar-31	100	0	0	0	0
25-Mar-32	100	0	0	0	0
25-Mar-33	100	0	0	0	0
25-Mar-34	0	0	0	0	0

WAL	27.48	19.79	2.99	2.24	1.87
Principal Window	May33-Jan34	Dec24-Feb27	Dec08-Jul09	Apr08-Aug08	Dec07-Mar08

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision

may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-3G2bbg - Dec - 2A3

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	100	100	100	100	100
25-Mar-08	100	100	100	100	94
25-Mar-09	100	100	100	12	0
25-Mar-10	100	100	44	0	0
25-Mar-11	100	100	0	0	0
25-Mar-12	100	100	0	0	0
25-Mar-13	100	100	0	0	0
25-Mar-14	100	100	0	0	0
25-Mar-15	100	100	0	0	0
25-Mar-16	100	100	0	0	0
25-Mar-17	100	100	0	0	0
25-Mar-18	100	100	0	0	0
25-Mar-19	100	100	0	0	0
25-Mar-20	100	100	0	0	0
25-Mar-21	100	100	0	0	0
25-Mar-22	100	100	0	0	0
25-Mar-23	100	100	0	0	0
25-Mar-24	100	100	0	0	0
25-Mar-25	100	100	0	0	0
25-Mar-26	100	100	0	0	0
25-Mar-27	100	97	0	0	0
25-Mar-28	100	75	0	0	0
25-Mar-29	100	53	0	0	0
25-Mar-30	100	32	0	0	0
25-Mar-31	100	13	0	0	0
25-Mar-32	100	0	0	0	0
25-Mar-33	100	0	0	0	0
25-Mar-34	83	0	0	0	0
25-Mar-35	0	0	0	0	0

WAL	28.42	23.21	3.97	2.74	2.24
Principal Window	Jan34-Mar35	Feb27-Nov31	Jul09-Jan11	Aug08-May09	Mar08-Sep08

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision

may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-3G2bbg - Dec - 2A4

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	100	100	100	100	100
25-Mar-08	100	100	100	100	100
25-Mar-09	100	100	100	100	0
25-Mar-10	100	100	100	0	0
25-Mar-11	100	100	85	0	0
25-Mar-12	100	100	35	0	0
25-Mar-13	100	100	9	0	0
25-Mar-14	100	100	*	0	0
25-Mar-15	100	100	*	0	0
25-Mar-16	100	100	*	0	0
25-Mar-17	100	100	*	0	0
25-Mar-18	100	100	*	0	0
25-Mar-19	100	100	*	0	0
25-Mar-20	100	100	*	0	0
25-Mar-21	100	100	*	0	0
25-Mar-22	100	100	*	0	0
25-Mar-23	100	100	*	0	0
25-Mar-24	100	100	*	0	0
25-Mar-25	100	100	*	0	0
25-Mar-26	100	100	*	0	0
25-Mar-27	100	100	*	0	0
25-Mar-28	100	100	*	0	0
25-Mar-29	100	100	*	0	0
25-Mar-30	100	100	*	0	0
25-Mar-31	100	100	*	0	0
25-Mar-32	100	91	*	0	0
25-Mar-33	100	65	*	0	0
25-Mar-34	100	40	*	0	0
25-Mar-35	98	17	*	0	0
25-Mar-36	0	0	0	0	0

WAL	29.4	27.66	5.83	3.44	2.68
Principal Window	Mar35-Dec35	Nov31-Dec35	Jan11~Dec35	May09-Jan10	Sep08-Feb09

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision

may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-3G2bbg - Dec - 2C1

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	100	100	89	84	79
25-Mar-08	100	100	68	52	37
25-Mar-09	100	100	43	18	0
25-Mar-10	100	100	25	0	0
25-Mar-11	100	100	13	0	0
25-Mar-12	100	100	5	0	0
25-Mar-13	100	100	1	0	0
25-Mar-14	100	100	*	0	0
25-Mar-15	100	99	*	0	0
25-Mar-16	100	97	*	0	0
25-Mar-17	100	93	*	0	0
25-Mar-18	100	88	*	0	0
25-Mar-19	100	83	*	0	0
25-Mar-20	100	77	*	0	0
25-Mar-21	100	71	*	0	0
25-Mar-22	100	66	*	0	0
25-Mar-23	100	60	*	0	0
25-Mar-24	100	54	*	0	0
25-Mar-25	100	48	*	0	0
25-Mar-26	100	43	*	0	0
25-Mar-27	100	37	*	0	0
25-Mar-28	100	32	*	0	0
25-Mar-29	100	27	*	0	0
25-Mar-30	99	23	*	0	0
25-Mar-31	85	18	*	0	0
25-Mar-32	69	14	*	0	0
25-Mar-33	52	10	*	0	0
25-Mar-34	34	6	*	0	0
25-Mar-35	15	3	*	0	0
25-Mar-36	0	0	0	0	0

WAL	27.06	19.02	2.98	2.06	1.68
Principal Window	Mar30-Dec35	May06~Dec35	Apr06~Dec35	Apr06-Jan10	Apr06-Feb09

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision

may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-3G2bbg - Dec - 2B1

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	99	99	99	99	99
25-Mar-08	98	98	98	98	98
25-Mar-09	97	97	97	97	97
25-Mar-10	96	96	96	96	96
25-Mar-11	95	95	95	95	95
25-Mar-12	94	92	88	86	84
25-Mar-13	92	88	80	76	72
25-Mar-14	91	84	70	64	57
25-Mar-15	89	79	59	50	42
25-Mar-16	88	72	47	38	29
25-Mar-17	85	66	38	28	20
25-Mar-18	83	60	30	21	14
25-Mar-19	80	55	24	15	9
25-Mar-20	77	50	19	11	6
25-Mar-21	74	45	15	8	4
25-Mar-22	71	41	12	6	3
25-Mar-23	68	36	9	4	2
25-Mar-24	64	32	7	3	1
25-Mar-25	60	29	5	2	1
25-Mar-26	56	25	4	2	1
25-Mar-27	52	22	3	1	*
25-Mar-28	47	19	2	1	*
25-Mar-29	42	16	2	1	*
25-Mar-30	37	13	1	*	*
25-Mar-31	32	10	1	*	*
25-Mar-32	26	8	1	*	*
25-Mar-33	19	6	*	*	*
25-Mar-34	13	3	*	*	*
25-Mar-35	6	1	*	*	*
25-Mar-36	0	0	0	0	0

WAL	19.87	14.9	10.56	9.53	8.82
Principal Window	Apr06-Dec35	Apr06-Dec35	Apr06-Dec35	Apr06-Dec35	Apr06-Dec35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision

may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.

CSMC06-3G2bbg - Dec - COLLAT

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	99	97	93	92	90
25-Mar-08	98	92	81	75	70
25-Mar-09	97	86	65	57	48
25-Mar-10	96	80	53	43	33
25-Mar-11	95	74	43	32	23
25-Mar-12	94	69	35	24	16
25-Mar-13	92	64	28	18	11
25-Mar-14	91	59	23	13	8
25-Mar-15	89	54	18	10	5
25-Mar-16	88	50	15	7	4
25-Mar-17	85	46	12	6	2
25-Mar-18	83	42	9	4	2
25-Mar-19	80	38	7	3	1
25-Mar-20	77	35	6	2	1
25-Mar-21	74	31	5	2	1
25-Mar-22	71	28	4	1	*
25-Mar-23	68	25	3	1	*
25-Mar-24	64	22	2	1	*
25-Mar-25	60	20	2	*	*
25-Mar-26	56	17	1	*	*
25-Mar-27	52	15	1	*	*
25-Mar-28	47	13	1	*	*
25-Mar-29	42	11	1	*	*
25-Mar-30	37	9	*	*	*
25-Mar-31	32	7	*	*	*
25-Mar-32	26	5	*	*	*
25-Mar-33	19	4	*	*	*
25-Mar-34	13	2	*	*	*
25-Mar-35	6	1	*	*	*
25-Mar-36	0	0	0	0	0

WAL	19.87	11.5	5.61	4.43	3.68
Principal Window	Apr06-Dec35	Apr06-Dec35	Apr06-Dec35	Apr06-Dec35	Apr06-Dec35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this information relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov/.

The issuer's current effective registration statement may be found at http://www.sec.gov/Archives/edgar/data/1011663/000119312505178099/0001193125-05-178099-index.htm.   Additional material information to your decision

may also be found at http://www.sec.gov/Archives/edgar/data/1011663/000091412105002094/0000914121-05-002094-index.htm.